Exhibit 10.11.5

                          EIGHTH AMENDMENT TO
                         THE COCA-COLA COMPANY
                       SUPPLEMENTAL BENEFIT PLAN


 	WHEREAS, pursuant to Section 7.5 of The Coca-Cola Company
Supplemental Benefit Plan (the "Plan") the Corporate Retirement Plan Administrative Committee (the "Committee") has the authority to amend the Plan;

        WHEREAS, the Committee has approved an amendment to the Plan to incorporate certain changes the Committee deems appropriate in connection with the Special Retirement Program to be announced by The Coca-Cola Company (the "Company") on January 26, 2000 as part of the Company's Strategic Organizational Alignment; and

        WHEREAS, the Chairman of the Committee is authorized by resolution of the Committee to execute such amendment and take all other necessary actions in connection therewith;

        NOW THEREFORE, the Plan is hereby amended, effective January 25, 2000, in the following respects:

                1. Section 2 of the Plan shall be amended by adding the following new definition:

                        "RETIREMENT BENEFIT" shall be the benefit
                payable to a Participant under Sections 5.1-5.3, as applicable, of the Qualified Pension Plan.

                2. Section 2.7 of the Plan shall be amended by deleting it in its entirety and replacing it as follows:

                        2.7 "EARLY RETIREMENT AGE" shall mean the first to occur of (1) a Participant's age when he has both attained his fifty-fifth (but not his sixty-fifth) birthday and completed at least ten years of service or (2) age 60 with the approval of the Employer. For this purpose, a Participant's age and years of service shall include any additional age and service credit granted under Section 5.8(d) of the Qualified Pension Plan to such Participant if he satisfies the conditions for the Special Retirement Benefit as described in Section 5.8(d) of the Qualified Pension Plan.

                3. Section 4.2 of the Plan shall be amended by deleting and replacing the first sentence of such section as follows:

                Any salaried employee of the Employer (a) whose Special Retirement Benefit under the Qualified
                Pension Plan of The Coca-Cola Company (as


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                defined in Section 5.8(d) of such plan) is limited
                by the limitations under Sections 401(a)(4) or 401(1) of the Code, (b) whose benefits under the Employee Retirement Plan of The Coca-Cola company are limited by the limitations of Sections 401(a)(17) or 415 of the Code, or (c) to whom contributions by the Employer to the Thrift Plan are limited by the limitations set forth in Sections 401(a)(17), 401(k), 401(m), 402(g) or 415 of the Code shall be eligible to participate in the Plan.

                4. Section 5.1(a) of the Plan shall be amended by deleting it and replacing it as follows:

                        (a)     If a Participant has Benefit Service
                with respect to the Qualified Pension Plan of his Employer, he shall be entitled to a Pension Benefit equal to that portion of his Retirement Benefit under the Qualified Pension Plan of the Employer which is not payable under such Qualified Pension Plan as result of the limitations imposed by Sections 401(a)(17) and 415 of the Code and, to the extent such portion of his Retirement Benefit is attributable to his Special Retirement Benefit (as described in Section 5.8(d) of the Qualified Pension
                Plan), the limitations imposed by Sections 401(a)(4) and 401(1) of the Code.

                5. The term "Retirement Income" shall be replaced with the term "Retirement Benefit" each place Retirement
        Income appears in the Plan.

        Except as specifically amended hereby, the Plan shall remain in full force and effect as prior to this Eighth Amendment.

                                        CORPORATE RETIREMENT PLAN
                                        ADMINISTRATIVE COMMITTEE


                                        By: /s/ Peggy F. Horn
                                        Chairman

ATTEST:                                 Date: 1/25/2000


/s/ Barbara S. Gilbreath
Secretary

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